CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Managed Futures Strategy Fund
Credit Suisse Multialternative Strategy Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 10, 2021

to the Prospectus and Summary Prospectus, each dated February 28, 2021

Effective immediately, Yung-Shin Kung is the lead portfolio manager of each Fund, and Sheel Dhande will no longer be a portfolio manager of either Fund.  Accordingly, each Fund’s Prospectus and Summary Prospectus are updated as set out below.

Effective immediately, the section of the Prospectus entitled “Credit Suisse Managed Futures Strategy Fund — Summary — Portfolio Management — Portfolio managers” and the section of the Summary Prospectus entitled “Portfolio Management — Portfolio managers” are deleted in their entirety and replaced with the following:

The Quantitative Investment Strategies group (QIS) is responsible for the day-to-day portfolio management of the Fund.  Yung-Shin Kung, a Managing Director of Credit Suisse is the lead portfolio manager of the team and has been managing the Fund since November 2015.

Effective immediately, the section of the Prospectus entitled “Credit Suisse Multialternative Strategy Fund — Summary — Portfolio Management — Portfolio managers” and the section of the Summary Prospectus entitled “Portfolio Management — Portfolio managers” are deleted in their entirety and replaced with the following:

The Quantitative Investment Strategies group (QIS) is responsible for the day-to-day portfolio management of the Fund.  Yung-Shin Kung, a Managing Director of Credit Suisse is the lead portfolio manager of the team and has been managing the Fund since November 2015.

Effective immediately, the sections of the Prospectus entitled “Meet the Managers — Managed Futures Strategy Fund” and “Meet the Managers — Multialternative Strategy Fund” are deleted in their entirety and replaced with the following:

Yung-Shin Kung is the portfolio manager of the Quantitative Investment Strategies Group (“QIS”) and responsible for the day-to-day portfolio management of the Managed Futures Strategy Fund.

Yung-Shin Kung is the portfolio manager of QIS and responsible for the day-to-day portfolio management of the Multialternative Strategy Fund.

Effective immediately, the information in the table under the section of the Prospectus entitled “Meet the Managers” relating to Sheel Dhande is deleted in its entirety and replaced with the following:

Yung-Shin Kung, Managing Director	Managed Futures Strategy Fund Multialternative Strategy Fund

Mr. Kung is Head and CIO of Credit Suisse Asset Management’s Quantitative Investment Strategies group (QIS), an industry pioneer in the development and management of liquid alternative investment strategies. Since 2009, he has held various leadership positions in Credit Suisse Asset Management including Head of Portfolio Management — Americas and Global Head of Hedge Fund Research within the Alternative Funds Solutions group. Mr. Kung was a Director at Merrill Lynch in the Financial Products Group from 2006-2009, where he developed and marketed customized structured products and provided advice and guidance to hedge fund investors. Prior to his time at Merrill Lynch, Mr. Kung spent eight years at Credit Suisse First Boston in several departments including structured debt capital markets, technology investment banking, and alternative investments. Mr. Kung began his career at Credit Suisse First Boston in 1997. He serves on the Advisory Board of the San Francisco State University Big Data Program and is a member of the University of Chicago’s Leaders in Philanthropy. Mr. Kung holds a B.A. in Economics from the University of Chicago, where he was elected Phi Beta Kappa, and fulfilled the college’s requirements for a B.A. in Statistics.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Funds.

Job titles indicate position with investment manager.

Shareholders should retain this supplement for future reference.

September 10, 2021	16-0921 CS-PRO MFS-SUMPRO MSF-SUMPRO 2021-006

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